Exhibit 99.1

Teladoc Health and Livongo File Definitive Proxy Statement

Special Meetings to Be Held on October 29, 2020

Unanimously Recommend Stockholders Vote “For”
the Merger and Other Proposals Set Forth in the Definitive Proxy Statement

Transaction on Track to Close by End of Fourth Quarter of 2020

PURCHASE, NY and MOUNTAIN VIEW, Calif., – Sept. 16, 2020 (GLOBE NEWSWIRE) – Teladoc Health (TDOC), the global leader in virtual care, and Livongo (LVGO), the leading Applied Health Signals company, have filed the definitive joint proxy statement and prospectus with the U.S. Securities and Exchange Commission in connection with the proposed merger of the two companies. The definitive joint proxy statement and prospectus is being mailed to all Teladoc Health and Livongo stockholders entitled to vote.

The Teladoc Health Special Meeting of stockholders is scheduled to take place on October 29, 2020, at 11:00 a.m., Eastern Time, and will be held virtually. All stockholders of record of Teladoc Health common stock as of the close of business on September 8, 2020, will be entitled to vote at the meeting.

The Livongo Special Meeting of stockholders is scheduled to take place on October 29, 2020, at 11:00 a.m., Eastern Time, and will be held virtually. All stockholders of record of Livongo common stock as of the close of business on September 8, 2020, will be entitled to vote at the meeting.

The Teladoc and Livongo Boards of Directors each unanimously recommends their respective stockholders vote “For” the proposed merger and other proposals set forth in the definitive joint proxy statement and prospectus. As set forth in the definitive joint proxy statement and prospectus, each share of Livongo will be exchanged for 0.5920 shares of Teladoc Health plus cash consideration of $4.24. Additionally, prior to the closing of the merger, Livongo will pay a cash dividend of $7.09 per share of Livongo common stock to stockholders of Livongo as of a record date immediately prior to closing of the merger.

Together, Teladoc Health and Livongo will provide a consumer centered virtual care platform for the full spectrum of health needs, creating a new standard in global healthcare delivery, access and an improved consumer experience. Other highlights of the transaction include:

•	Delivering significant financial benefits and value creation for shareholders through clearly identifiable run-rate revenue synergies of $100 million by 2022 and $500 million by 2025, and $60 million in run-rate cost synergies by 2022.
•	Providing consumers with a single access point for whole-person care regardless of clinical situation, driving better health outcomes, lower costs and consumer experience.
•	Reducing costs for payors and employers with the broadest portfolio of integrated, data-driven virtual care solutions.
•	Enabling providers to achieve system-wide virtualization of care and become a critical partner in whole-person care.

The combination remains on track to close by the end of the fourth quarter of 2020, subject to approval by Teladoc Health and Livongo stockholders and other customary closing conditions.

Teladoc Health stockholders who need assistance completing the proxy card, need additional copies of the proxy materials, or have questions regarding the Teladoc Health Special Meeting may contact Teladoc Health's proxy solicitors:

MacKenzie Partners, Inc.

Call Collect: (212) 929-5500
Toll-Free: (800) 322-2885

Livongo stockholders who need assistance completing the proxy card, need additional copies of the proxy materials, or have questions regarding the Livongo Special Meeting may contact Livongo's proxy solicitors:

D.F. King & Co

Call Collect: (212) 269-5550
Toll Free: (866) 751-6313

About Teladoc Health

Teladoc Health is transforming how people access and experience healthcare. Recognized as the world leader in virtual care, Teladoc Health directly delivers millions of medical visits across 175 countries each year through the Teladoc Health Medical Group and enables millions of patient and provider interactions for thousands of hospitals, health systems and physician practices globally. Ranked #1 among direct-to-consumer telehealth providers in the J.D. Power 2019 U.S. Telehealth Satisfaction Study and Best in KLAS for Virtual Care Platforms for 2020, Teladoc Health leverages more than a decade of expertise and real-time data insights to meet the growing virtual care needs of consumers, healthcare professionals, employers and health plans. For more information, please visit teladochealth.com or follow @TeladocHealth on Twitter.

About Livongo

Livongo empowers people with chronic conditions to live better and healthier lives, beginning with diabetes and now including hypertension, weight management, diabetes prevention, and behavioral health. Livongo pioneered the category of Applied Health Signals to offer Members clinically based insights that focus on the whole person and make it easier to stay healthy. Using its AI+AI engine, Livongo’s team of data scientists aggregate and interpret substantial amounts of health data and information to create actionable, personalized and timely health signals delivered to Livongo Members exactly when and where they need them. The Livongo approach delivers better clinical and financial outcomes while creating a different and better experience for people with chronic conditions. For more information, visit: www.livongo.com or engage with Livongo on LinkedIn or Twitter.

Contacts

Teladoc Health

Investors

Patrick Feeley

pfeeley@teladochealth.com

914-265-7925

Daniel Burch

dburch@mackenziepartners.com

212-929-5748

Laurie Connell

lconnell@mackenziepartners.com

212-378-7071

Teladoc Health

Media

Chris Stenrud

pr@teladochealth.com

860-491-8821

Livongo

Investors

Jason Plagman

Investor-relations@livongo.com

785-550-6048

Richard Grubaugh

lvgo@dfking.com

(212) 493-6950

Mei Zheng

lvgo@dfking.com

(212) 493-6970

Livongo

Media

John Hallock

press@livongo.com

617-615-7712

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between Teladoc Health, Inc. (“Teladoc”) and Livongo Health, Inc. (“Livongo”), including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction (including anticipated synergies, projected financial information and future opportunities) and any other statements regarding Teladoc’s and Livongo’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar expressions. All such forward-looking statements are based on current expectations of Teladoc’s and Livongo’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the ability to obtain the requisite Teladoc and Livongo stockholder approvals; uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; the risk that regulatory approvals (including anticipated tax treatment) are not obtained or are obtained subject to conditions that are not anticipated by the parties; litigation relating to the potential transaction that have been or could be instituted against Teladoc, Livongo or their respective directors; the effects of disruption to Teladoc’s or Livongo’s respective businesses; restrictions during the pendency of the potential transaction that may impact Teladoc’s or Livongo’s ability to pursue certain business opportunities or strategic transactions; the effect of this communication on Teladoc’s or Livongo’s stock prices; transaction costs; Teladoc’s ability to achieve the benefits from the proposed transaction; Teladoc’s ability to effectively integrate acquired operations into its own operations; the ability of Teladoc or Livongo to retain and hire key personnel; unknown liabilities; and the diversion of management time on transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements include the effects of industry, market, economic, political or regulatory conditions outside of Teladoc’s or Livongo’s control (including public health crises, such as pandemics and epidemics); changes in laws and regulations applicable to Teladoc’s business model; changes in market conditions and receptivity to Teladoc’s services and offerings; results of litigation; the loss of one or more key clients of Teladoc (including potential adverse reactions or changes to business relationships resulting from the announcement or completion of the potential transaction); changes to Teladoc’s abilities to recruit and retain qualified providers into its network; the impact of the COVID-19 pandemic on the parties’ business and general economic conditions; risks regarding Livongo’s ability to retain clients and sell additional solutions to new and existing clients; Livongo’s ability to attract and enroll new members; the growth and success of Livongo’s partners and reseller relationships; Livongo’s ability to estimate the size of its target market; uncertainty in the healthcare regulatory environment; and the factors set forth under the heading “Risk Factors” of Teladoc’s Annual Report and Livongo’s Annual Report, in each case on Form 10-K, and in subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with the potential transaction, are more fully discussed in the joint proxy statement/prospectus filed with the SEC in connection with the proposed transaction. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Neither Teladoc nor Livongo assumes any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information for Investors and Stockholders

In connection with the potential transaction, Teladoc has filed a registration statement on Form S-4 (File No. 333-248568) with the SEC containing a prospectus of Teladoc that also constitutes a definitive joint proxy statement of each of Teladoc and Livongo. The registration statement, as amended, was declared effective by the SEC on September 15, 2020. Each of Teladoc and Livongo commenced mailing copies of the definitive joint proxy statement/prospectus to stockholders of Teladoc and Livongo, respectively, on or about September 15, 2020. Teladoc and Livongo may also file other documents with the SEC regarding the potential transaction. This communication is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that Teladoc or Livongo have filed or may file with the SEC in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF TELADOC AND LIVONGO ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the joint proxy statement/prospectus and other documents filed with the SEC by Teladoc or Livongo through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Teladoc will be available free of charge on Teladoc’s website at https://ir.teladochealth.com and copies of the documents filed with the SEC by Livongo will be available free of charge on Livongo’s website at https://ir.livongo.com/. Additionally, copies may be obtained by contacting the investor relations departments of Teladoc or Livongo.

Teladoc and Livongo and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction under the rules of the SEC. Information about the directors and executive officers of Teladoc is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 14, 2020. Information about the directors and executive officers of Livongo is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on March 24, 2020, and its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 6, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction are included in the registration statement and joint proxy statement/prospectus and other relevant materials filed with the SEC.

The term “Teladoc” and such terms as “the company,” “the corporation,” “our,” “we,” “us” and “its” may refer to Teladoc Health, Inc., one or more of its consolidated subsidiaries, or to all of them taken as a whole. All of these terms are used for convenience only and are not intended as a precise description of any of the separate companies, each of which manages its own affairs.